UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: October 25, 2004
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)

         1-4682                                           22-1326940
 (Commission File Number)                      (IRS Employer Identification No.)

                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 25, 2004, Thomas & Betts Corporation, by a press release furnished as
Exhibit 99.1 to this report, and incorporated herein by reference, announced the financial results for the fiscal quarter ended September 30, 2004.

Item 9.01 Financial Statements and Exhibits

99.1  Press Release dated October 25, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Thomas & Betts Corporation
                                                 (Registrant)

                                                 By: /s/ Kenneth W. Fluke
                                                     ---------------------------
                                                 Kenneth W. Fluke
                                                 Senior Vice President and Chief
                                                 Financial Officer

Date: October 25, 2004

                                  Exhibit Index

Exhibit                 Description of Exhibits
--------------------------------------------------------------------------------

99.1                    Press Release of the Registrant dated October 25, 2004.